Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
12. Income Taxes
For the years ended December 31, 2022 and 2021, the Company did not record a current or deferred income tax expense or (benefit) due to current and historical losses incurred by the Company. The Company’s operations are predominantly based in the United States and the Company’s foreign subsidiaries generated de minimis
losses for the years ended December 31, 2022 and 2021.
A reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to the Company’s effective tax rate as reflected in the consolidated financial statements is as follows:

	Year Ended December 31,
	2022	2021
Federal income tax expense at statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	5.2%	6.0%
Permanent differences	-1.2%	-1.2%
Foreign rate differential	0.0%	0.1%
Research and development tax credits	0.8%	2.0%
Change in valuation allowance	-25.8%	-27.9%
Provision to Return	0.0%	0.0%

Effective income tax rate	0.0%	0.0%

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company’s deferred tax assets and liabilities are comprised of the following:

	December 31,
	2022	2021
Deferred tax assets:
U.S., foreign and state net operating loss carryforwards	$91,416	$84,102
Research and development credits	8,471	7,821
Capitalized start up and organizational costs	23	26
Equity based compensation	3,610	3,926
Licensing agreements	3,929	3,749
Section 174 R&D Capitalization	16,307	—
Lease Liability	227	—
Accruals and other	1,032	1,376

Total deferred tax assets	125,015	101,000
Valuation allowance	(124,695)	(100,893)

Net deferred tax assets	$320	$107

Deferred tax liabilities:
Property and equipment	$(102)	$(107)
ROU Asset	(218)	—

Total deferred tax liabilities	$—	$—

The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. As of December 31, 2022 and 2021 based on the Company’s history of operating losses, the Company has concluded that it is not more likely than not that the benefit of its deferred tax assets will be realized. Accordingly, the Company has provided a full valuation allowance for deferred tax assets as of December 31, 2022 and 2021. The valuation allowance increased by $23,802 and $30,401 during the years ended December 31, 2022 and 2021, respectively, due primarily to net operating losses generated.
As of December 31, 2022 and 2021, the Company had U.S. federal net operating loss carryforwards of $340,350 and $312,967, respectively, that may be available to offset future income tax liabilities. The U.S. federal tax operating loss carryforwards of approximately $17,743 will expire at various dates through 2037. Approximately $322,607 of the U.S. federal tax operating losses can be carried forward indefinitely. As of December 31, 2022 and 2021, the Company also had U.S. state net operating loss carryforwards of $316,668 and $290,500, respectively, which may be available to offset future taxable income. These losses expire at various dates beginning in 2041.
As of December 31, 2022 and 2021, the Company had federal research and development tax credit carryforwards of $6,824 and $6,234, respectively. Included in the $6,824 of federal tax credit carryforwards are $2,027 of orphan drug credits. Through the year ended December 31, 2020 the Company qualifies for, and has elected to, apply part of its federal research credits against its payroll tax liability in accordance with certain provisions of the Internal Revenue Code. The amount applied towards the Company’s payroll tax liability is capped at $250 per year. The federal research credits generated in excess of the $250 cap are able to be carried forward for 20 years. As of December 31, 2022 and 2021, the Company had state research and development tax credit carryforwards of approximately $2,084 and $1,959, respectively, available to reduce future tax liabilities which expire at various dates beginning in 2037. For all years through December 31, 2022, the Company generated research credits but has not conducted a study to document the qualified activities. This study may result in an adjustment to the Company’s research and development credit carryforwards.

Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50 percentage points, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has completed numerous financings since its inception, which may have resulted in a change in control as defined by Sections 382 and 383 of the Internal Revenue Code, or could result in a change in control in the future.
The Company files income tax returns in the United States, Australia and Canada, and in several states. The foreign, federal and state income tax returns are generally subject to tax examinations for the tax years ended December 31, 2016 through December 31, 2020. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by foreign tax authorities, the Internal Revenue Service, or state tax authorities to the extent utilized in a future period.